Exhibit 99.3

UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS

On December 31, 2010, Sanders Morris Harris Group Inc. (“SMHG”) completed the previously announced purchase of a 48.7% capital interest and 50.1% profits interest in Global Financial Services, LLC and a 50.1% capital and profits interest in GFS Advisors, LLC, wealth management firms (“GFS”), based in Houston, Texas, pursuant to the terms of a Purchase Agreement dated as of November 26, 2010, among the Company and Robert C.A. Benjamin, Gerardo A. Chapa and Ricardo Perusquia.

The initial consideration for the purchase was $18 million, paid $15 million in cash and $3 million in shares of SMHG common stock.  The Company issued 476,871 shares of common stock priced at $6.29 per share at closing.

The initial consideration is subject to upward adjustment by a maximum amount of $4.5 million based on GFS achieving earnings before interest and taxes (“EBITDA”) in 2011 and/or 2012 in excess of $5.0 million. The full adjustment of $4.5 million will be payable if GFS’ EBITDA in 2011 and/or 2012 exceeds $5.0 million by $1.4 million and will be adjusted pro rata for an increase of less than $1.4 million. EBITDA in 2012 must exceed the level achieved in 2011 in order for a payment to be earned for 2012 results.  The additional consideration will be paid two-thirds in cash and one-third in SMHG common stock following the receipt of audited financial results for 2011 and 2012.

Additionally, there is further upward adjustment based on the compounded annual growth rate (“CAGR”) of GFS’ EBITDA achieved in 2012, 2013, and 2014 versus the Base Year EBITDA, if such CAGR for any year exceeds minimum thresholds.  “Base Year EBITDA” means the greater EBITDA achieved in either 2011 or 2012, but not less than $5.0 million or more than $6.4 million. A CAGR payment for 2012, 2013, or 2014 will only occur if EBITDA exceeds the Base Year EBITDA by a minimum CAGR of 10%. All CAGR payments will be made 80% in cash and 20% in Company common stock and will be paid following the receipt of audited financial results after the close of each year.  The maximum CAGR adjustment in the initial consideration is approximately $9.6 million if the top tier thresholds are achieved every year.

The following unaudited pro forma condensed combined financial information and explanatory notes illustrate the effect of the GFS purchase and related transactions on SMGH’s financial position and results of operations based upon the companies’ respective historical financial positions and results of operations under the acquisition method of accounting with SMHG treated as the acquirer. Under this method of accounting, the assets and liabilities of GFS will be recorded by SMHG at their estimated fair values as of the date of the acquisition. The unaudited pro forma condensed combined financial information of SMHG and GFS reflects the unaudited condensed combined balance sheet as of September 30, 2010 and the unaudited condensed combined statements of operations for the nine months ended September 30, 2010 and 2009. The condensed combined balance sheet as of September 30, 2010 assumes the acquisition and related transactions took place on that date. The condensed combined statements of operations for the nine months ended September 30, 2010 and 2009 and for the year ended December 31, 2009 assume the acquisition and related transactions took place on January 1, 2009.

The unaudited pro forma condensed combined financial information is presented for illustrative purposes only and does not indicate the financial results of the combined companies had the companies actually been combined at the beginning of each period presented, nor the impact of possible business model changes. The unaudited pro forma condensed combined financial information also does not consider any potential impacts of current market conditions on investment income, earnings or cash flows, expense efficiencies, new investments or redeemed investments, and share issuances or repurchases, among other factors.

SANDERS MORRIS HARRIS GROUP INC. AND SUBSIDIARIES
PRO FORMA CONDENSED COMBINED BALANCE SHEET
As of September 30, 2010
(in thousands, except share and per share amounts)
(unaudited)

	SMHG and Consolidated Subsidiaries	GFS	Pro Forma Adjustments		Pro Forma

ASSETS
Cash and cash equivalents	$33,168	$2,532	(15,000)	(1)	$20,700
Receivables, net	120,822	580			121,402
Deposits with clearing organizations	1,973	1,000			2,973
Securities owned	34,588				34,588
Furniture, equipment, and leasehold improvements, net	13,790	389			14,179
Other assets and prepaid expenses	3,689	13			3,984
			282	(8)
Goodwill, net	73,864		11,949	(2)	85,813
			(2,249)	(13)	(2,249)
Other intangible assets, net	31,818		32,331	(3)	64,149
Total assets	$313,712	$4,514	$27,313		$345,319

LIABILITIES AND EQUITY
Liabilities:
Accounts payable and accrued liabilities	$32,683	$2,265	7,928	(4)	$42,876
Borrowings	14,881				14,881
Deferred tax liability, net	19,798	-			19,798
Securities sold, not yet purchased	6,951				6,951
Total liabilities	74,313	2,265	7,928		84,506

Equity:
Preferred stock, $0.10 par value; 10,000,000 shares
authorized; no shares issued and outstanding	-	-
Common stock, $0.01 par value; 100,000,000 shares
authorized; 30,043,171 and 29,882,238 shares issued,
respectively	300				300
Additional paid-in capital	242,552	126	2,999	(5)	244,950
			(601)	(10)
			(126)	(13)
Net Income (Accumulated deficit)	(15,511)	2,123	(2,123)	(13)	(15,511)
Treasury stock, at cost, 1,066,512 shares	(5,695)				(5,695)
Total Sanders Morris Harris Group Inc. shareholders' equity	221,646	2,249	149		224,044
Noncontrolling interest	17,753		19,236	(9)	36,989
Total equity	239,399	2,249	19,385		261,033
Total liabilities and equity	$313,712	$4,514	$27,313		$345,539

SANDERS MORRIS HARRIS GROUP INC. AND SUBSIDIARIES
PRO FORMA CONDENSED COMBINED STATEMENTS OF OPERATIONS
Nine Months Ended September 30, 2010
(in thousands, except per share amounts)
(unaudited)

	SMHG and
	Consolidated Subsidiaries	GFS	Pro Forma Adjustments		Pro Forma

Revenue:
Investment advisory and related services	$68,894	$467			$69,361
Commissions	32,833	2,294			35,127
Principal transactions	13,895				13,895
Investment banking	2,913				2,913
Interest and dividends	7,840	1,226			9,066
Other income	7,526	9,655			17,181
Total revenue	133,901	13,642	-		147,543

Expenses:
Employee compensation and benefits	80,878	5,819			86,697
Floor brokerage, exchange, and clearance fees	3,967	645			4,612
Communications and data processing	9,251	283			9,534
Occupancy	10,004	457			10,461
Interest	1,402	3			1,405
Amortization of other intangible assets	1,335	-	1,844	(12)	3,179
Other general and administrative	20,654	3,565			24,219
Total expenses	127,491	10,772	1,844		140,107

Income from continuing operations before equity in income of
limited partnerships and income taxes	6,410	2,870	(1,844)		7,436
Equity in income of limited partnerships	5,331				5,331
Income from continuing operations before income taxes	11,741	2,870	(1,844)		12,767
Provision for income taxes	3,151	28	163	(7)	3,342
Income from continuing operations, net of income taxes	8,590	2,842	(2,007)		9,425
Loss from discontinued operations, net of income taxes	(430)				(430)
Net income	8,160	2,842	(2,007)		8,995
Less: Net income (loss) attributable to the noncontrolling interest	(3,631)		(1,424)	(11)	(4,135)
			920	(12)
Net income attributable to Sanders Morris Harris Group Inc.	$4,529	$2,842	$(2,511)		$4,860

Basic earnings (loss) per common share:
Continuing operations	$0.17				$0.18
Discontinued operations	(0.02)				(0.01)
Net earnings	$0.15				$0.17

Diluted earnings (loss) per common share:
Continuing operations	$0.17				$0.18
Discontinued operations	(0.02)				(0.01)
Net earnings	$0.15				$0.17

Weighted average common shares outstanding:
Basic	29,519		477	(6)	29,996
Diluted	29,524		477	(6)	30,001

Amounts attributable to Sanders Morris Harris Group Inc. common shareholders:
Income (loss) from continuing operations, net of income taxes	$4,959				$5,290
Discontinued operations, net of income taxes	(430)				(430)
Net income	$4,529				$4,860

SANDERS MORRIS HARRIS GROUP INC. AND SUBSIDIARIES
PRO FORMA CONDENSED COMBINED STATEMENTS OF OPERATIONS
Nine Months Ended September 30, 2009
(in thousands, except per share amounts)
(unaudited)

	SMHG and
	Consolidated Subsidiaries	GFS	Pro Forma Adjustments		Pro Forma

Revenue:
Investment advisory and related services	$50,891	$574			$51,465
Commissions	33,034	2,720			35,754
Principal transactions	24,960				24,960
Investment banking	1,423				1,423
Interest and dividends	7,899	1,149			9,048
Other income	7,134	15,061			22,195
Total revenue	125,341	19,504	-		144,845

Expenses:
Employee compensation and benefits	77,955	8,781			86,756
Floor brokerage, exchange, and clearance fees	4,627	875			5,502
Communications and data processing	7,361	329			7,690
Occupancy	8,718	509			9,227
Interest	2,083	1			2,084
Goodwill and other intangible assets impairment charges	14,928				14,928
Amortization of other intangible assets	962		1,844	(12)	2,806
Other general and administrative	17,462	5,317			22,729
Total expenses	134,096	15,832	1,844		151,772

Income (loss) from continuing operations before equity in income of
limited partnerships and income taxes	(8,755)	3,672	(1,844)		(6,927)
Equity in income of limited partnerships	2,760				2,760
Gain on step acquisition	3,000				3,000
Income (loss) from continuing operations before income taxes	(2,995)	3,672	(1,844)		(1,167)
Benefit for income taxes	(1,987)	(132)	295	(7)	(1,824)
Income (loss) from continuing operations, net of income taxes	(1,008)	3,804	(2,140)		656
Loss from discontinued operations, net of income taxes	(3,934)				(3,934)
Net income (loss)	(4,942)	3,804	(2,140)		(3,278)
Less: Net income (loss) attributable to the noncontrolling interest	(3,665)		(1,840)	(11)	(4,584)
			920	(12)
Net income (loss) attributable to Sanders Morris Harris Group Inc.	$(8,607)	$3,804	$(3,059)		$(7,862)

Basic earnings (loss) per common share:
Continuing operations	(0.17)				$(0.14)
Discontinued operations	(0.14)				(0.14)
Net loss	$(0.31)				$(0.28)

Diluted earnings (loss) per common share:
Continuing operations	$(0.17)				$(0.14)
Discontinued operations	(0.14)				(0.14)
Net loss	$(0.31)				$(0.28)

Weighted average common shares outstanding:
Basic	27,689		477	(6)	28,166
Diluted	27,689		477	(6)	28,166

Amounts attributable to Sanders Morris Harris Group Inc. common shareholders:
Loss from continuing operations, net of income taxes	$(4,673)				$(3,928)
Discontinued operations, net of income taxes	(3,934)				(3,934)
Net loss	$(8,607)				$(7,862)

SANDERS MORRIS HARRIS GROUP INC. AND SUBSIDIARIES
PRO FORMA CONDENSED COMBINED STATEMENTS OF OPERATIONS
Twelve Months Ended December 31, 2009
(in thousands, except per share amounts)
(unaudited)

	SMHG and Consolidated Subsidiaries	GFS	Pro Forma Adjustments		Pro Forma

Revenue:
Investment advisory and related services	$72,006	$1,901			$73,907
Commissions	43,971	3,767			47,738
Principal transactions	36,371				36,371
Investment banking	2,455				2,455
Interest and dividends	10,702	1,616			12,318
Other income	9,859	19,700			29,559
Total revenue	175,364	26,984	-		202,348

Expenses:
Employee compensation and benefits	106,380	12,469			118,849
Floor brokerage, exchange, and clearance fees	5,945	1,151			7,096
Communications and data processing	9,882	390			10,272
Occupancy	11,451	619			12,070
Interest	2,691	2			2,693
Goodwill and other intangible assets impairment charges	14,575	-			14,575
Amortization of other intangible assets	1,563	-	2,459	(12)	4,022
Other general and administrative	26,993	6,410			33,403
Total expenses	179,480	21,041	2,459		202,980

Income from continuing operations before equity in income of
limited partnerships and income taxes	(4,116)	5,943	(2,459)		(632)
Equity in income of limited partnerships	(1,348)				(1,348)
Gain on step acquisition	3,000	-			3,000
Income from continuing operations before income taxes	(2,464)	5,943	(2,459)		1,020
Provision for income taxes	(2,371)	(128)	593	(7)	(1,906)
Income from continuing operations, net of income taxes	(93)	6,071	(2,459)		2,926
Loss from discontinued operations, net of income taxes	(277)				(277)
Net income (loss)	(370)	6,071	(3,052)		2,649
Less: Net income (loss) attributable to the noncontrolling interest	(5,112)		(3,042)	(11)	(6,927)
			1,227	(12)
Net income attributable to Sanders Morris Harris Group Inc.	$(5,482)	$6,071	$(4,867)		$(4,278)

Basic earnings (loss) per common share:
Continuing operations	$(0.18)				$(0.14)
Discontinued operations	(0.01)				(0.01)
Net earnings	$(0.19)				$(0.15)

Diluted earnings (loss) per common share:
Continuing operations	$(0.18)				$(0.14)
Discontinued operations	(0.01)				(0.01)
Net earnings	$(0.19)				$(0.15)

Weighted average common shares outstanding:
Basic	28,402		477	(6)	28,879
Diluted	28,402		477	(6)	28,879

Amounts attributable to Sanders Morris Harris Group Inc. common shareholders:
Income (loss) from continuing operations, net of income taxes	$(5,205)				$(4,001)
Discontinued operations, net of income taxes	(277)				(277)
Net income (loss)	$(5,482)				$(4,278)

SANDERS MORRIS HARRIS GROUP INC. AND SUBSIDIARIES
NOTES TO PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS
(unaudited)

1.	BASIS OF PROFORMA PRESENTATION

The unaudited pro forma condensed combined financial information of Sanders Morris Harris Group Inc., a Texas corporation (“SMHG”) and Global Financial Services, LLC and GFS Advisors, LLC, both Texas limited liability companies (collectively “GFS”) reflects the unaudited pro forma condensed combined balance sheet as of December 31, 2010 and the unaudited pro forma condensed combined statements of operations for the years ended December 31, 2009 and 2010.  SMHG issued 476,871 shares of its common stock priced at $6.29 per share at closing and paid $15.0 million in cash in exchange for 48.7% capital interest and 50.1% profits interest in Global Financial Services, LLC and a 50.1% capital and profits interest in GFS Advisors, LLC, wealth management firms.

The purchase will be accounted for as an acquisition of GFS by SMHG in accordance with the acquisition method of accounting as detailed in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“Codification” or “ASC”) 805, Business Combinations (“ASC 805”). The fair value of the consideration paid is allocated to the assets acquired and liabilities assumed based on their fair values as of the date of acquisition. As described in more detail in ASC 805, goodwill, if any, is recognized as of the acquisition date, for the excess of the consideration transferred over the fair value of identifiable net assets acquired. If the total acquisition date fair value of the identifiable net assets acquired exceeds the fair value of the consideration transferred, the excess is recognized as a bargain purchase gain. In connection with the purchase, the estimated fair value of GFS net assets acquired did not exceed the cash and stock consideration issued, resulting in goodwill and other intangible assets being recorded by SMHG as of December 31, 2010, the date of the acquisition.

The unaudited pro forma condensed combined financial information presented in this document is for illustrative purposes only and does not necessarily indicate the results of operations or the combined financial position that would have resulted had the purchase been completed at the beginning of the applicable period presented, nor the impact of possible business model changes as a result of current market conditions which may impact investment income, earnings or cash flows, expense efficiencies, new investments or redeemed investments, share issuances or repurchases and other factors. Additionally, the unaudited pro forma condensed combined financial information is not indicative of the results of operations in future periods or the future financial position of the combined company.

2.	PURCHASE ACCOUNTING ALLOCATIONS

The unaudited pro forma condensed combined financial information for the acquisition includes the unaudited pro forma condensed combined balance sheet as of September 30, 2010 assuming the purchase related transactions were completed on September 30, 2010. The unaudited pro forma condensed combined statements of operations for the nine months ended September 30, 2010 and 2009 and the year ended December 31, 2009 were prepared assuming the purchase and related transactions were completed on January 1, 2009.

The unaudited pro forma condensed combined financial information reflects the issuance of approximately 476,871 shares of SMHG common stock in connection with the purchase.

The acquisition will be accounted for using the acquisition method of accounting under ASC 805. Accordingly, SMHG will aggregate the value of the initial cash and stock consideration issued to acquire the controlling financial interest in GFS. SMHG then compared the total value of the cash and stock consideration issued against the fair value of GFS’s identifiable assets and liabilities as summarized in the following table:

Cash	$15,000
Fair value of stock consideration issued	2,399
Contingent consideration	7,928
Fair value of noncontrolling interest	19,236
Total consideration and noncontrolling interest value	$44,563

Fair value of GFS assets and liabilities:
Cash	$844
Deposits	1,000
Receivables, net	735
Furniture, equipment, and leasehold improvements, net	347
Intangibles:
Trade name	8,048
Noncompetes	1,979
Network	3,181
Relationships	19,123
Accounts payable and accrued liabilities	(1,788)
Total fair value of GFS net assets	$33,469

Goodwill	11,094

Indemnification asset	282

Goodwill, net of indemnification asset	$10,812

3.	PRO FORMA ADJUSTMENTS

The following pro forma adjustments are included in the Company’s unaudited pro forma combined financial statements:

(1)	To reflect the cash paid in connection with the acquisition of GFS.

(2)	To record goodwill associated with the acquisition of GFS.

(3)	To record the fair value of intangible assets associated with the acquisition of GFS.

	Fair Value	Estimated Lives
Trade name	$8,048	indefinite
Noncompetes	1,979	4 yrs
Network	3,181	13 yrs
Relationships	19,123	11yrs
Total	$32,331

(4)	To reflect the fair value of deferred consideration to be paid by SMHG over a two year period.

(5)	To reflect shares of common stock issued in connection with the acquisition.

(6)	To reflect the number of common stock shares issued in connection with the acquisition.

(7)	To reflect the tax effect of the acquisition on proforma earnings.

(8)	To record the indemnification asset incurred in connection with the acquisition.

(9)	To record the fair value of the noncontrolling interest in GFS.

(10)	To reflect the fair value of the acquisition in additional paid-in capital.

(11)	To record net income attributable to the noncontrolling interest in GFS.

(12)	To record amortization expense related to the amortizable intangible assets acquired.

(13)	To eliminate GFS historical stockholders’ equity